UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 29, 2012

HUBEI MINKANG PHARMACEUTICAL LTD. (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation	000-53231 (Commission File Number)	26-2410685 (IRS Employer Identification No.)

 55 Ubi Ave. 3, #03-01, Mintwell Building
Singapore
(Address of principal executive offices)

 408864
(Zip Code)

Registrant's telephone number, including area code +65-6747-7883

 N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act

         (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

        (17 CFR 240.14d-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

        (17 CRF 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01  Other Events

On February 29, 2012, we issued a press release with respect our Chinese subsidiary, Hubei Minkang Pharmaceutical Co., Ltd., entering into a Memorandum of Understanding with Henan Wanlong Pharmaceutical Co., Ltd. ("Henan Wanlong"), a Chinese company, with respect to a proposal for our subsidiary to acquire 51% of Henan Wanlong to expand distribution and increase sales growth.

A copy of the press release is attached as Exhibit 99.1 hereto.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

(a)     Financial Statements of Business Acquired.

Not applicable.

(b)     Pro Forma Financial Information.

Not applicable.

(c)     Shell Company Transactions.

Not applicable.

(d)     Exhibits.

Exhibit No.

Description of Exhibit

99.1

Press release dated February 29, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 8, 2012

Hubei Minkang Pharmaceutical Ltd.

By:

/S/ Lee Tong Tai

Name:

Lee Tong Tai

Title:

President and Director